Shareholders' Deficit	6 Months Ended	12 Months Ended
	Jul. 13, 2013	Dec. 29, 2012
Shareholders' Deficit

10. SHAREHOLDERS’ DEFICIT

On May 15, 2013, the Company paid a dividend to its shareholders totaling $141.9 million, or $980 per share.

Effective May 14, 2013, Holding I’s Board of Directors accelerated the vesting of stock options granted under its 2007 Stock Incentive Plan such that all outstanding and unvested stock options became immediately and fully vested. The 11,340 total outstanding stock options were then contributed by the option holders to Holding II in exchange for options to acquire shares of common stock of Holding II. Following the May 15, 2013 Holding II dividend, the exercise prices of all outstanding stock options were reduced by $380, from $400 to $20 per share. As a result of the acceleration of vesting and exercise price reductions of outstanding stock options, the Company recognized incremental stock-based compensation expense of $3.5 million within administrative expenses in the consolidated statements of comprehensive (loss) income during the 12 and 28-week periods ended July 13, 2013.

On May 16, 2013, following the May 15, 2013 dividend, the Company awarded make-whole payments to holders of stock options under the 2007 Stock Incentive Plan in amounts of $600 per stock option, representing the difference between the per share dividend paid to Holding II stockholders and the reduction in the exercise price of the stock options. These payments, totaling $6.8 million, were recorded within administrative expenses in the consolidated statements of comprehensive (loss) income during the 12 and 28-week periods ended July 13, 2013. Additionally, between May 20 and May 22, 2013, all outstanding stock options were exercised, which resulted in cash proceeds of $0.2 million.

12. SHAREHOLDERS’ DEFICIT

Effective January 27, 2010, the Board of Directors increased the number of common shares that the Company has the authority to issue from 200,000 shares to 300,000 shares. On January 29, 2010, the Company received $30.0 million of proceeds from the issuance of 44,776 shares of common stock to its shareholders. On July 26, 2010, the Company paid a dividend to its shareholders totaling $30.0 million, or $207.22 per share of common stock outstanding. On December 20, 2012, the Company paid a dividend to its shareholders totaling $100.0 million, or $690.72 per share of common stock outstanding.

Effective January 24, 2008, the Company adopted the 2007 Stock Incentive Plan (‘‘Stock Plan’’) pursuant to which the Company’s Board of Directors, or a committee appointed by the Board of Directors (‘‘Committee’’), may grant at its discretion non-qualified stock options to directors, employees, consultants or independent contractors of the Company. Under the terms of the stock options granted to date, options that have not vested prior to a participant’s termination of employment with the Company are forfeited. The Stock Plan reserves 13,600 shares of common stock for issuance under the plan.

Stock options generally vest over a period of three to five years, and expire ten years from the grant date. Awards granted may be subject to other vesting terms as determined by the Committee. For stock options granted to date, the payments of the option prices are to be made in cash. In addition, an option holder will be required to satisfy the tax liability associated with the exercise of stock options by a method provided in the Stock Plan, as directed by the Committee.

Effective December 28, 2012, following the December 20, 2012 dividend, the Company reduced the exercise price of 4,645 stock option grants, representing all outstanding options with exercise prices in excess of $400, to $400 per share. No other terms of the awards were modified. The exercise price reductions resulted in an expected $0.6 million of incremental stock-based compensation expense, of which $0.3 million was recorded during Fiscal 2012. The remaining $0.3 million is expected to be recorded over the remaining vesting periods of the awards.

The following table summarizes the status and changes of stock options outstanding under the Stock Plan (dollars in thousands):

	Number of Shares	Weighted Average Exercise Price Per Share	Average Remaining Contractual Term (In Years)	Aggregate Intrinsic Value(1)
Outstanding – January 2, 2010	7,550	$413
Granted	4,470	1,040
Forfeited	(555)	400

Outstanding – January 1, 2011	11,465	658
Forfeited	(125)	1,040

Outstanding – December 31, 2011	11,340	654
Outstanding – December 29, 2012	11,340	400

Vested and expected to vest – December 29, 2012	11,340	400	2.9	$816

Options exercisable – December 29, 2012	5,833	$400

(1)	The intrinsic value is calculated based on the difference between the weighted average exercise price per share and the fair market value of the Company’s common stock as of December 29, 2012 of $472 per share.

Compensation expense recognized in connection with the Stock Plan amounted to $1.1 million, $1.1 million and $0.7 million for Fiscal 2012, Fiscal 2011 and Fiscal 2010, respectively, and is included in administrative expenses in the consolidated statements of comprehensive (loss) income.

The Company determines the fair value of each option award on the date of grant using the Black-Scholes option pricing model. The determination of fair value using the Black-Scholes option pricing model requires a number of complex and subjective variables. Key assumptions in the Black-Scholes option pricing model include the value of the common stock, the expected life, expected volatility of the stock, the risk-free interest rate, and estimated forfeitures. The value of the common stock related to the current year option grants was determined by management with the assistance of a third-party valuation firm. The estimated life was equal to the award’s expected term which was estimated using the simplified method. Expected stock price volatility was based on the expected volatility of a peer group that had actively traded stock during the period immediately preceding the share-based award grant. The risk-free rate of interest was based on the zero coupon U.S. Treasury rates appropriate for the expected term of the award. Estimated forfeitures are based on historical data, as well as management’s current expectations, the Company does not expect any forfeitures.

For options granted during Fiscal 2010, the weighted average fair values of the stock options granted, estimated on the dates of grant using the Black-Scholes option-pricing model, were $407.07 using the following assumptions.

Estimated life in years	6.2
Expected volatility	37.6%
Expected dividends	—
Risk-free rate	1.6%

The Company’s outstanding stock options represent non-qualified stock options for income tax purposes. As such, the stock option grants result in the creation of a deferred tax asset until the time that such stock option is exercised.

The total unrecognized non-vested stock-based compensation expense relating to the options is $1.3 million at December 29, 2012, with $0.7 million expected to be recorded as compensation expense in Fiscal 2013. The remaining weighted average vesting period for the stock options is 1.5 years at December 29, 2012.